UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2020 (May 15, 2020)

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia		30092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 300-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Crawford & Company (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) on Friday, May 15, 2020. The total number of shares of the Company’s Class B common stock entitled to vote at the Annual Meeting was 22,510,144, and each share was entitled to one vote for each director nominee, and one vote on each of the other matters acted upon at the Annual Meeting. The number of shares represented at the Annual Meeting by valid proxies or ballots was 21,375,513 shares, which was 94.96% of the shares of stock entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors. All of the nominees for director listed below were elected to serve as directors until the Company’s next annual meeting of shareholders and until their successors are elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Harsha V. Agadi	20,230,731	107,479	1,037,303
Inga K. Beale	20,249,000	89,210	1,037,303
Jesse C. Crawford	18,419,817	1,918,393	1,037,303
Jesse C. Crawford, Jr.	18,549,516	1,788,694	1,037,303
Lisa G. Hannusch	20,244,191	94,019	1,037,303
Michelle E. Jarrard	20,248,399	89,811	1,037,303
Charles H. Ogburn	20,218,362	119,848	1,037,303
Rahul Patel	20,247,643	90,567	1,037,303
D. Richard Williams	20,249,050	89,160	1,037,303

2.	Proposed to approve an amendment to the Crawford & Company International Employee Stock Purchase Plan. The shareholders approved the amendment to the Crawford & Company International Employee Stock Purchase Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,245,588	69,115	23,507	1,037,303

3.	Ratification of Independent Auditor. The shareholders ratified the appointment of Ernst & Young LLP as independent auditor for the Company for the 2020 fiscal year. The vote on the ratification was as follows:

For	Against	Abstain
21,338,267	36,925	321

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Joseph O. Blanco
Name: Joseph O. Blanco
Title: President and Corporate
Secretary

Date: May 20, 2020

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